                                                                      Exhibit 24

                     MODIFIED GUARANTEED ANNUITY CONTRACTS


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     That I, Robert I. Lipp of Scarsdale, New York, director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by the Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of April, 1995.



                                /s/Robert I. Lipp
                                Director
                                The Travelers Insurance Company

                     MODIFIED GUARANTEED ANNUITY CONTRACTS


                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS:

     That I, Charles O. Prince, III of Weston, Connecticut, director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by the Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of April, 1995.



                                /s/Charles O. Prince, III
                                Director
                                The Travelers Insurance Company

                     MODIFIED GUARANTEED ANNUITY CONTRACTS


                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS:

     That I, Marc P. Weill of New York, New York, director of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by the Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of November, 1994.



                                /s/Marc P. Weill
                                Director
                                The Travelers Insurance Company

                     MODIFIED GUARANTEED ANNUITY CONTRACTS



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     That I, Irwin R. Ettinger of Stamford, Connecticut, director of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by the Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of April, 1995.



                                /s/Irwin R. Ettinger
                                Director
                                The Travelers Insurance Company

                     MODIFIED GUARANTEED ANNUITY CONTRACTS


                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS:

     That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Director, President and Chief Executive Officer, of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by the Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of June, 1995.



                                /s/Michael A. Carpenter
                                Director, President and Chief Executive Officer The Travelers Insurance Company

                     MODIFIED GUARANTEED ANNUITY CONTRACTS


                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS:

     That I, Donald T. DeCarlo of Douglaston, New York, director of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by the Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 1995.



                                /s/Donald T. DeCarlo
                                Director
                                The Travelers Insurance Company

                     MODIFIED GUARANTEED ANNUITY CONTRACTS


                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS:


     That I, Christine B. Mead of Avon, Connecticut, Vice President and Controller of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint JAY S. FISHMAN, Director and Chief Financial Officer of said Company, and ERNEST J. WRIGHT, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by the Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of June, 1995.



                                /s/Christine B. Mead
                                Vice President and Controller
                                The Travelers Insurance Company